SUMMARY PROSPECTUS

February 1 , 2010

TIMOTHY PLAN FAMILY OF FUNDS

Fixed Income Fund

CLASS A:    TFIAX    |    CLASS C:    TFICX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about this Fund and its risks. You can find the Funds’ prospectus and other information about the Fund online at www.timothyplan.com. You can also get this information at no cost by calling (800) 846-7526 or by sending an e-mail request to invest@timothyplan.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to generate a high level of current income consistent with prudent investment risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 63 of the prospectus and “Purchase, Redemption and Pricing of Shares” on page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	4.50%	None

Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%

Redemption fees	None	None

Exchange fees	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment.)

	Class A	Class C
Management Fee	0.60%	0.60%

Distribution/Service(12b-1 Fees)	0.25%	1.00%

Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	0.50%	0.50%

Fees and Expenses of Acquired Funds	0.02%	0.02%

Total Annual Fund Operating Expenses	1.37%	2.12%
Fee Waiver and/or Expense Reimbursement	-0.15%	-0.15%

Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.22%	1.97%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

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Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class C	Class C
	Class A	(with redemption fee)	(without redemption fee)
1 Year	572	325	223

3 Years	864	658	658

5 Years	1,186	1,139	1,139

10 Years	2,143	2,567	2,567

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22.18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

•

To achieve its goal, the Fund normally invests in a diversified portfolio of corporate bonds, U.S. government and agency securities, convertible securities and preferred securities. The Investment Manager will only purchase securities for the Fund that are investment grade, with a rating of at least “BBB” as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s Investment Manager has determined that the security is of comparable credit quality to similar rated securities. The Fund has adopted a non-fundamental investment policy that under normal circumstances will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days prior written notice to Fund shareholders.

•

In managing its portfolio, the Fund’ s Investment Manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector. Companies that meet or exceed specific criteria established by the manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the manager’s investment criteria.

•

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

•

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

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PRINCIPAL RISKS

1.	General Risk | As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Interest Rate Risk | When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

3.	Credit Risk | The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment-grade bonds. The degree of risk for a particular security may not be reflected in its credit rating. Bonds rated at the time of purchase BBB by Standard & Poor’s or, unrated, but determined to be of comparable quality by the Investment Manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

4.	Sector Risk | If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

5.	Excluded Security Risk | Because the Fund does not invest in Excluded Securities, and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier that other Funds that invest in a broader array of securities.

6.	Who Should Buy This Fund | The Fund is most appropriate for investors who want a high level of current income and are willing to accept a minor degree of volatility and risk.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Funds’ website at www.timothyplan.com, or by calling the Fund at (800) 846-7526.

The bar chart does not reflect sales charges. If these charges were reflected, the returns would be less than those shown.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31)

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Average Annual Total Returns

(for periods ending on December 31, 2009)

	Class A
	1 Year	3 Year	5 Year	10 Year
Return before taxes	8.65%	4.53%	3.56%	4.57%

Return after taxes on distributions	2.61%	1.50%	1.19%	2.54%

Return after taxes on distributions and sale of shares	2.43%	1.65%	1.38%	2.56%

Barclays Capital U.S. Aggregate Bond Index (indices reflect no deduction for fees, expenses or taxes)	5.93%	6.04%	5.05%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares, and after-tax returns for Class C shares will vary.

MANAGEMENT

Investment Adviser

Timothy Partners, Ltd.

Sub-Adviser

Barrow, Hanley, Mewhinney and Strauss serves as Investment Manager to the Fund.

Portfolio Managers

John Williams, CFA; Mark Luchsinger, CFA; David Hardin; Scott McDonald, CFA; Debbie Petruzzelli, of BHMS, have served the fund since July 1, 2004.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1000 or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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